Operating and Direct Financing Leases	12 Months Ended
Dec. 31, 2017
Leases [Abstract]
Operating and Direct Financing Leases
9. Operating and Direct Financing Leases
Charters-in
As at December 31, 2017, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $277.9 million, comprised of $68.7 million (2018), $62.7 million (2019), $57.4 million (2020), $54.4 million (2021), $20.0 million (2022) and $14.7 million (thereafter). The Company recognizes the expense from these charters, which is included in time-charter hire expense, on a straight-line basis over the firm period of the charters.
Charters-out
Time charters and bareboat charters of the Company’s vessels to third parties (except as noted below) are accounted for as operating leases. Certain of these charters provide the charterer with the option to acquire the vessel or the option to extend the charter. As at December 31, 2017, minimum scheduled future revenues to be received by the Company on time charters and bareboat charters then in place were approximately $2.4 billion, comprised of $517.7 million (2018), $404.7 million (2019), $361.9 million (2020), $295.8 million (2021), $273.7 million (2022) and $582.1 million (thereafter). The minimum scheduled future revenues should not be construed to reflect total charter hire revenues for any of the years. Minimum scheduled future revenues do not include revenue generated from new contracts entered into after December 31, 2017, revenue from unexercised option periods of contracts that existed on December 31, 2017, revenue from vessels in the Company’s equity accounted investments, or variable or contingent revenues. In addition, minimum scheduled future operating lease revenues presented in this paragraph have been reduced by estimated off-hire time for any periodic maintenance. The amounts may vary given unscheduled future events such as vessel maintenance.

The carrying amount of the vessels accounted for as operating leases at December 31, 2017, was $3.1 billion (2016 - $6.6 billion). The cost and accumulated depreciation of the vessels employed on operating leases as at December 31, 2017 were $4.1 billion (2016 - $9.1 billion) and $1.0 billion (2016 - $2.5 billion), respectively. The carrying amount, cost and accumulated depreciation of the vessels employed on operating leases as at December 31, 2016, related to Teekay Offshore, which was deconsolidated on September 25, 2017, was $3.5 billion, $4.7 billion and $1.2 billion, respectively.
Operating Lease Obligations
Teekay Tangguh Joint Venture
As at December 31, 2017, the Teekay BLT Corporation (or the Teekay Tangguh Joint Venture) was a party to operating leases (or Head Leases) whereby it is leasing its two LNG carriers (or the Tangguh LNG Carriers) to a third party company. The Teekay Tangguh Joint Venture is then leasing back the LNG carriers from the same third-party company (or the Subleases). Under the terms of these leases, the third-party company claims tax depreciation on the capital expenditures it incurred to lease the vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the Teekay Tangguh Joint Venture. Lease payments under the Subleases are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lease payments are increased or decreased under the Sublease to maintain the agreed after-tax margin. The Teekay Tangguh Joint Venture’s carrying amounts of this tax indemnification guarantee as at December 31, 2017 and December 31, 2016 were $7.1 million and $7.5 million, respectively, and are included as part of other long-term liabilities in the consolidated balance sheets of the Company. The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2033. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Teekay Tangguh Joint Venture will be required to make termination payments to the third-party company sufficient to repay the third-party company’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation. The Head Leases and the Subleases have 20 year terms and are classified as operating leases. The Head Lease and the Sublease for the two Tangguh LNG Carriers commenced in November 2008 and March 2009, respectively.

As at December 31, 2017, the total estimated future minimum rental payments to be received and paid under the lease contracts are as follows:

Year	Head Lease Receipts(1) $	Sublease Payments(1)(2) $
2018	21,242	23,875
2019	21,242	23,875
2020	21,242	23,875
2021	21,242	23,875
2022	21,242	23,875
Thereafter	132,853	149,360
Total	239,063	268,735

(1)
The Head Leases are fixed-rate operating leases while the Subleases have a small variable-rate component. As at December 31, 2017, Teekay LNG had received $271.3 million of aggregate Head Lease receipts and had paid $212.1 million of aggregate Sublease payments. The portion of the Head Lease receipts that has not been recognized into earnings, are deferred and amortized on a straight-line basis over the lease terms and, as at December 31, 2017, $3.7 million (December 31, 2016 - $3.7 million) and $33.0 million (December 31, 2016 - $36.7 million) of Head Lease receipts had been deferred and included in accrued liabilities and other and other long-term liabilities, respectively, in the Company’s consolidated balance sheets.

(2)	The amount of payments under the Subleases is updated annually to reflect any changes in the lease payments due to changes in tax law.
Net Investment in Direct Financing Leases
The time charters for the two Tangguh LNG carriers are accounted for as direct financing leases. The Tangguh LNG Carriers commenced their time-charters with their charterers in 2009. In addition, in 2013, Teekay LNG acquired two 155,900-cubic meter LNG carriers (or Awilco LNG Carriers) from Norway-based Awilco LNG ASA (or Awilco) and chartered them back to Awilco on a five- and four-year fixed-rate bareboat charter contract (plus a one-year extension option), respectively, with Awilco holding a fixed-price purchase obligation at the end of the charter. The bareboat charters with Awilco were accounted for as direct financing leases. However, in June 2017, Teekay LNG agreed to amend the charter contracts with Awilco to defer a portion of charter hire and extend the bareboat charter contracts and related purchase obligations on both vessels to December 2019. The amendments have the effect of deferring between $10,600 per day and $20,600 per day per vessel from July 1, 2017 until December 2019, with such deferred amounts added to the purchase obligation amounts. As a result of the contract amendments, one of the charter contracts with Awilco has been reclassified as an operating lease upon the expiry of its original contract terms in November 2017. The second charter contract with Awilco will be reclassified as an operating lease upon the expiry of its original contract terms in August 2018, and at that time, approximately $131 million will be recorded as part of vessels and equipment. The following table lists the components of the net investments in direct financing leases:

	December 31, 2017 $	December 31, 2016(1) $
Total minimum lease payments to be received	568,710	777,334
Estimated unguaranteed residual value of leased properties	194,965	203,465
Initial direct costs and other	361	393
Less unearned revenue	(268,046)	(320,598)
Total	495,990	660,594
Less current portion	(9,884)	(154,759)
Long-term portion	486,106	505,835

(1) The direct financing leases for one FSO unit and certain VOC equipment as at December 31, 2016 totaling $17.6 million as of that date related to Teekay Offshore, which was deconsolidated on September 25, 2017.

As at December 31, 2017, estimated minimum lease payments to be received by Teekay LNG under the Tangguh LNG Carrier leases in each of the next five succeeding fiscal years are approximately $39.1 million per year from 2018 through 2022. Both leases are scheduled to end in 2029. In addition, the estimated minimum lease payments to be received by Teekay LNG in 2018 under the Awilco LNG Carrier lease, up to its original contract terms in August 2018, were approximately $6.8 million.